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                                                                EXHIBIT 10.2

                      THIRD AMENDMENT TO CREDIT AGREEMENT

        Preamble: THIS AMENDMENT, dated as of August 21, 1996 (this "amendment") is made and entered into by and among MIDCOM COMMUNICATIONS INC., a Washington corporation ("MIDCOM"), for itself as a Borrower and as agent for each other Borrower now or hereafter party to this Agreement (MIDCOM, in such capacity, herein called "Borrowers' Agent"); PACNET INC., a Washington corporation ("PacNet"), ADVAL, INC., an Oregon corporation ("AdVal"); ADVANCED NETWORK DESIGN, a California corporation ("AND"); and CEL-TECH INTERNATIONAL CORP., a Washington corporation ("Cel-Tech; Cel-Tech, AND, AdVal, PacNet and MIDCOM, called a "Borrower" or, collectively, the "Borrowers"), each with its principal place of business at MIDCOM Tower, 1111 Third Avenue, Seattle, Washington 98101; TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (in its individual capacity, called "Transamerica" or "TBCC"), with offices at Two Ravinia Drive, Suite 700, Atlanta, Georgia 30346, for itself, as a Lender, and as agent for each other Lender party to the Credit Agreement described below (the term "Lender" and any other capitalized terms used in this Preamble or in the Recitals, but not expressly defined herein or therein, defined in Section 1 of this Agreement); and each other such Lender, which, as of the date hereof, is limited to NATIONSBANK OF GEORGIA, N.A., a national banking association ("NationsBank").

RECITALS:

        WHEREAS, the Borrowers, the Lenders and the Agent are parties to a certain Credit Agreement, dated as of November 8, 1995 (as amended, the "Credit Agreement"), as amended to date by a certain First Amendment to Credit Agreement, dated as of March 28, 1995 (the "First Amendment") and a certain Second Amendment to Credit Agreement, dated as of July 26, 1996 (the "Second Amendment"); and

        WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement in certain respects as hereinafter set forth;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.      DEFINITIONS

                (a) Any capitalized terms used hereinbelow, but not expressly defined hereinbelow, shall have the meanings given to such terms in the Credit Agreement.

                (b) Section 1.1 of the Credit Agreement is hereby amended by adding therein, in appropriate alphabetical order, the following definition of "Subordinated Indenture":



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                        "Subordinated Indenture" shall mean that certain
                        Indenture, to be dated as of August 22, 1996, between Borrower and IBJ Schroder Bank & Trust Company, as trustee, as amended or modified from time to time.

        2. AMENDMENT TO SECTION 7.5 OF THE CREDIT AGREEMENT. Section 7.5 of the Credit Agreement is hereby amended by adding immediately before the period at the end of such section a comma followed by the phrase "but, in any event. MidCom will make no 'Change of Control Offer' (as defined in the Subordinated Indenture) under the Subordinated Indenture."

        3. ADDITION OF NEW SECTION 10.31 TO THE CREDIT AGREEMENT. The following Section 10.31 is hereby added in Article 10 of the Credit Agreement:

                        10.31 Designated Senior Indebtedness. Borrowers, the Agent and Lenders hereby acknowledge and agree that all of the Obligations shall constitute "Designated Senior Indebtedness" (as that term is defined in the Subordinated Indenture) for all purposes of the Subordinated Indenture for so long as either (i) the aggregate principal amount of the Obligations exceeds Ten Million Dollars or (ii) the aggregate amount of the Commitments exceeds Ten Million Dollars ($10,000,000). Borrowers further acknowledge and agree that all of MidCom's obligations under the Subordinated Indenture and under the "Notes" (as defined therein) issued pursuant thereto, whether for payment of principal, fees, interest or other amounts, shall constitute "Subordinated Debt" for all purposes of the Credit Agreement and the other Loan Documents.

        4. Consent. In accordance with Section 3 of the First Amendment and Section 3 of the Second Amendment, Lenders hereby consent to MidCom's issuance of the Notes pursuant to the Subordinated Indenture; provided that the proceeds thereof total at least $75,000,000 and such proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) are applied, first, to the Bridge Loan, until it is fully paid and satisfied, and, next, to the remaining Obligations, until they are fully paid and satisfied, with any remainder of such proceeds to be used for Borrowers' working capital.

        5.              MISCELLANEOUS

                (a) Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lenders and Agent. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.




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        (b)     Ratification.  Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

        (c) Estoppel. To induce Lenders and Agent to enter into this Amendment, each Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the Second Amendment and this Amendment, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower with respect to any Obligations.

        (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of Illinois and all applicable federal laws of the United States of America.

        (e) Costs and Expenses. Borrowers agree to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of Lender's counsel.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their respective officer or officers thereunto duly authorized, as of the date first above written.


                                        MIDCOM COMMUNICATIONS INC.,
                                        individually and as Borrowers' Agent

                                        (SEAL)


                                        By: /s/ Robert J. Chamberlain
                                            ----------------------------------
                                            Name:  Robert J. Chamberlain
                                            Title: CFO - Senior Vice President


                                        Attest: /s/ Paul P. Senio
                                                ------------------------------
                                                Name:  Paul P. Senio
                                                Title: Secretary


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                                        PACNET INC.

                                        (SEAL)


                                        By: /s/ Paul P. Senio
                                            ----------------------------------
                                            Name:  Paul P. Senio
                                            Title: Secretary


                                        Attest: /s/ Bradley D. Toney
                                                ------------------------------
                                                Name:  Bradley D. Toney
                                                Title: Assistant Secretary


                                        ADVAL, INC.

                                        (SEAL)


                                        By: /s/ Robert J. Chamberlain
                                            ----------------------------------
                                            Name:  Robert J. Chamberlain
                                            Title: Treasurer


                                        Attest: /s/ Paul P. Senio
                                                ------------------------------
                                                Name:  Paul P. Senio
                                                Title: Secretary


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                                        ADVANCED NETWORK DESIGN

                                        (SEAL)


                                        By: /s/ Paul P. Senio
                                            ----------------------------------
                                            Name:  Paul P. Senio
                                            Title: Secretary


                                        Attest: /s/ Bradley D. Toney
                                                ------------------------------
                                                Name:  Bradley D. Toney
                                                Title: Assistant Secretary


                                        CEL-TECH INTERNATIONAL CORP.

                                        (SEAL)


                                        By: /s/ Robert J. Chamberlain
                                            ----------------------------------
                                            Name:  Robert J. Chamberlain
                                            Title: Treasurer


                                        Attest: /s/ Paul P. Senio
                                                ------------------------------
                                                Name:  Paul P. Senio
                                                Title: Secretary


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                                  TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION, Individually and as Agent

                                  (SEAL)


                                        By: /s/ Jeffrey Carbery
                                            ----------------------------------
                                            Jeffrey Carbery
                                            Senior Account Executive



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                                        NATIONSBANK OF GEORGIA, N.A.

                                        (SEAL)


                                        By: /s/ Tina H. Lane
                                            --------------------------------
                                            Name:  Tina H. Lane
                                                   -------------------------
                                            Title: Vice President
                                                   -------------------------



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